                                                                    EXHIBIT 10.3

                           NON-STATUTORY STOCK OPTION

_________________________, Optionee:

         deCODE genetics, Inc., a Delaware corporation (the "Company"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The grant hereunder is intended to comply with the provisions of Regulation S promulgated by the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended (the "Act").

         The details of your option are as follows:

         1.       DEFINITIONS.

                  (A) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

                  (B)      "BOARD" means the Board of Directors of the Company.

                  (C) "CAUSE" means (a) gross or habitual failure to perform the person's assigned duties, that is, performance failure not corrected within thirty (30) days after written notice to the person thereof or (b) misconduct, including, but not limited to: (i) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonesty,
(ii) illegal drug use or alcohol abuse on Company premises or at a Company sponsored event, (iii) conduct by the person which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve,
(iv) participation in a fraud or act of dishonesty against the Company, or (v) intentional, material violation by the person of any contract between the person and the Company or of any statutory duty of the person to the Company. Neither mental nor physical disability shall constitute "Cause".

                  (D) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (E) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the person's service with the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.




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                  (F) "DIRECTOR" means a member of the Board.

                  (G) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (H) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         2. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of shares of Common Stock subject to this option is ______________ (__________).

         3. VESTING. Subject to the limitations contained herein, twenty-five percent (25%) of the shares will vest (become exercisable) on ____________, and 1/48th of the shares will then vest on the last day of each month thereafter until either: (i) you cease to provide services to the Company for any reason; or (ii) this option becomes fully vested. Additionally, vesting will be suspended for the duration of any leave of absence that does not constitute a termination of your Continuous Status as an Employee, Director or Consultant.

         4.       EXERCISE PRICE AND METHOD OF PAYMENT.

                  (A) EXERCISE PRICE. The exercise price of this option is $_______ per share.

                  (B) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of this option. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                           (i)      Payment of the exercise price per share in
cash (including check) at the time of exercise;

                           (ii)     Payment  according to a deferred  payment
arrangement acceptable to the Board (including payment by promissory note), except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall be made in cash (including check) at the time of exercise;

                           (iii)    Payment  pursuant to a program  developed
under Regulation T as promulgated by the United States Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                           (iv)     Provided  that at the time of exercise the
Common Stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or




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          (v)      Payment by a combination  of the methods of payment permitted by subparagraph 4(b)(i) through 4(b)(iv) above.

       5.      EXERCISE PRIOR TO VESTING PERMITTED.

   (A) CONDITIONS OF EARLY EXERCISE. Subject to the provisions of this option, you may elect at any time during your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in Paragraph 3; provided, however, that:

          (i) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

          (ii) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto; and

          (iii) you shall enter into the Early Exercise Stock Purchase Agreement attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

   (B) EXPIRATION OF EARLY EXERCISE ELECTION. The election provided in this Paragraph 5 to purchase shares upon the exercise of this option prior to the vesting dates (the "Early Exercise Election") shall cease upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company and may not be exercised after the date thereof.

       6. WHOLE SHARES. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

       7. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

       8. TERM. The term of this option commences on _________________, the date of grant, and expires on ____________________ (the "Expiration Date," which date shall be no more than ten (10) years from date this option is granted), unless this option expires sooner as set forth herein. In no event may this option be exercised on or after the Expiration Date. This option shall expire on the date of your termination of Continuing Status as an Employee, Director or Consultant if: (a) such termination is for Cause; or
   (b) after such termination you provide services for or acquire an ownership interest in any business which competes with the Company. However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of Paragraph 3.




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         9.       EXERCISE UPON OR SUBSEQUENT TO VESTING.

                  (A) In lieu of making the Early Exercise Election, Optionee may exercise this option, to the extent specified above, by delivering a stock purchase agreement (in a then form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require for purposes of compliance with any applicable law, rule or regulation.

                  (B)      By exercising this option, you agree that:

                           (i)      as a  precondition  to the  completion  of
any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (A) the exercise of this option;
(B) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (C) the disposition of shares acquired upon such exercise;

                           (ii)     the Company (or a representative of the
underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period; and

                           (iii)    at the  request  of the  Company,  you will
execute and become a party to any voting agreement then in effect between the Company and any of its common stockholders.

         10.      TRANSFERABILITY This option is not transferable, except
(i) by will or by the laws of descent and distribution, (ii) to your spouse, children, lineal ancestors and lineal descendants (or to a trust created solely for your benefit and that of the foregoing persons), (iii) to an organization exempt from taxation pursuant to Section 501(c)(3) of the Code or to which tax deductible contributions may be made under Section 170 of the Code (excluding such organizations classified as private foundations under applicable regulations and rulings), or (iv) to your Affiliate. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

         11. OPTION NOT A SERVICE NOR EMPLOYMENT CONTRACT. This option is neither a service nor an employment contract. Nothing in this option shall be deemed to: (i) create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company; or (ii) obligate the Company or any Affiliate of the Company, or their respective stockholders, Board of Directors, officers or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.



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         12.      NOTICES. Any notices provided for in this option shall be
given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         13. GENDER. Whenever the context requires, words denoting gender in this option shall include the masculine, feminine and neuter.


Dated: ________________                    Very truly yours,

                                           deCODE genetics, Inc.


                                           By:__________________________________
                                              Kari Stefansson, President

ATTACHMENTS:

Early Exercise Stock Purchase Agreement




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The undersigned:

                  (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option; and

                  (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

         NONE     _____________
                      (Initial)

         OTHER    _____________________________________
                  _____________________________________
                  _____________________________________



                                           _____________________________________
                                                      (signature)

                                           _____________________________________
                                                      (print name)

                                  Address: _____________________________________
                                           _____________________________________
                                           _____________________________________
                                           _____________________________________




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                     EARLY EXERCISE STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made by and between deCODE genetics, Inc., a Delaware corporation (the "Company"), and ______________________________("Purchaser").

                                   WITNESSETH:

         WHEREAS, Purchaser holds a stock option to purchase shares of common stock of the Company which Purchaser desires to exercise; and

         WHEREAS, Purchaser wishes to take advantage of the early exercise provision of its option and therefore to enter into this Agreement;

         NOW, THEREFORE, IT IS AGREED between the parties as follows:

         1. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of ____________ shares of the common stock (the "Stock") of the Company, for an aggregate exercise price of $_______________ ($____ per share) payable as follows:

                  Cash at Closing                    $______________

                  Nonrecourse Promissory Note in
                  the form of Exhibit A (the "Note") $______________

                  Total Exercise Price               $______________

         The closing hereunder shall occur at the offices of the Company on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

         At the closing, Purchaser shall deliver to the Company: (i) the total exercise price (accounted for by cash at closing and the executed Note if a portion of the total exercise price is to be paid by a promissory note) and an executed pledge agreement in the form attached hereto as Exhibit B (the "Pledge Agreement") under which all shares of the Stock acquired by Note shall be pledged as collateral security for the payment of the indebtedness represented by the Note; (ii) three (3) Stock Powers, in the form attached as Exhibit C, duly endorsed (with date and number of shares left blank); and (iii) the voting agreement between the Company and the holders of its Common Stock in the form attached hereto as Exhibit D, duly executed by Purchaser. The certificates for all of the Stock that is subject to the Pledge Agreement, together with the Stock Powers, shall be retained by the Company as security pursuant to the Pledge Agreement.

         At the closing or as soon thereafter as practicable, the Company shall deliver to the Escrow Agent (as defined in Paragraph 8) share certificates for all of the Stock that is to be




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subject to the Forfeiture Option (as defined in Paragraph 2), and shall deliver share certificates to Purchaser for all of the Stock, if any, that is not to be subject to the Forfeiture Option or the Pledge Agreement. The certificates for all of the Stock that is subject to the Pledge Agreement but not the Forfeiture Option shall be retained by the Company as security pursuant to the Pledge Agreement.

         2. The Stock to be purchased by Purchaser pursuant to this Agreement shall be subject to the following option ("Forfeiture Option"):

                  (a) In the event that Purchaser shall cease to be an employee of the Company for any reason (including his death), or no reason, with or without cause, the Forfeiture Option may be exercised. The Company shall have the right, at any time within the ninety (90) day period after Purchaser's termination of service with the Company and all affiliates of the Company or such longer period as may be agreed to by the Company and Purchaser, to require Purchaser or its personal representative, as the case may be, to forfeit to the Company up to but not exceeding the number of shares of the Stock set forth on Exhibit E attached hereto. Upon such forfeiture, the Company shall return to Purchaser for each share of Stock forfeited the price per share paid by Purchaser pursuant to this Agreement (including accrued but unpaid interest on the principal portion of any note given by Purchaser in payment of such price which relates to the purchase price of the forfeited shares of Stock ) ("Forfeiture Price")

                  (b) In addition, and without limiting the foregoing Forfeiture Option, if at any time during the term of the Forfeiture Option, there occurs:
(i) a dissolution or liquidation of the Company; (ii) a merger or consolidation involving the Company in which the Company is not the surviving corporation;
(iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of other securities, cash or otherwise; or (iv) any other capital reorganization in which more that fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then: (1) if there is no successor to the Company, the Company shall have the right to exercise its Forfeiture Option as to all or any portion of the Stock then subject to the Forfeiture Option set forth above to the same extent as if Purchaser's employment by the Company had ceased on the date preceding the date of consummation of said event or transaction; or (2) the Forfeiture Option may be assigned to any successor of the Company, and the Forfeiture Option shall apply if Purchaser shall cease for any reason to be an employee of such successor on the same basis as set forth above. In that case, references herein to the "Company" shall be deemed to refer to such successor.

                  (c) As used herein, employment with the Company shall include Employment with an affiliate of the Company.

                  (d) This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Purchaser to continue in the employ to this Company, or of the Company to continue




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



Purchaser in the employ of the Company.

         3. The Forfeiture Option may be exercised by giving written notice of exercise delivered or mailed as provided in Paragraph 15. Upon providing of such notice and payment or tender of the purchase price, the Company shall become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.

         4. If from time to time during the term of the Forfeiture Option there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Stock will be immediately subject to the Forfeiture Option and be included in the word "Stock" for all purposes of the Forfeiture Option with the same force and effect as the shares of Stock then subject to the Forfeiture Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Forfeiture Option shall be appropriately adjusted.

         5. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE ISSUER OF THESE SHARES.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE BYLAWS OF THE CORPORATION.




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                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
                  THE TERMS OF A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, DATED AS OF FEBRUARY 2, 1998, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY.

         6. Purchaser acknowledges that it is aware that the Stock to be issued to it by the Company pursuant to this Agreement has not been registered under the United States Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the Stock in the United States is to be effected, and in this connection acknowledges that the Company is relying on the following representations. In this connection, Purchaser warrants and represents to the Company that it is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and he/she does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause it to sell the Stock. Purchaser recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available and, further, recognizes that the Company is under no obligation to register the Stock or to comply with any exemption from such registration.

         7. Purchaser is aware that the Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met. Among the conditions for use of Rule 144 is the availability of specified current public information about the Company. Purchaser recognizes that the Company presently has no plans to make such information available to the public.

         Whether or not the Forfeiture Option is exercised or has lapsed, Purchaser further agrees not to make any disposition of any of the Stock in the United States in any event unless and until:

                  (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) Purchaser: (i) shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and (ii) shall have given the Company an opinion of counsel, which opinion and counsel shall be satisfactory to the Company, to the effect that such disposition will not require registration of the Stock under the Act.

         8. As security for its faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Forfeiture




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


Option herein provided for, Purchaser agrees, at the closing hereunder (or as soon thereafter as practicable), to deliver (or have the Company deliver on the Purchaser's behalf) to and deposit with the Secretary of the Company ("Escrow Agent"), as Escrow Agent in this transaction, three (3) Stock Powers duly endorsed (with date and number of shares left blank), together with a certificate or certificates evidencing all of the Stock subject to the Forfeiture Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit F, which instructions shall also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable). If a portion of the total purchase price is paid by a promissory note, the Stock is also subject to the Pledge Agreement, and possession of the certificates and stock assignments by the Escrow Agent shall also constitute possession by the Company of such instruments pursuant to the Pledge Agreement.

         9. Purchaser shall not sell or transfer any of the Stock subject to the Forfeiture Option or any interest therein so long as such Stock is subject to the Forfeiture Option or the Pledge Agreement.

         10. The Company shall not be required: (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement; or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         11. Subject to the provisions of Paragraphs 9 and 10, Purchaser (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

         12. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

         13. Purchaser hereby authorizes the Company, upon any event of default pursuant to the terms of the Note, to date any stock powers, and to fill in the appropriate number of shares necessary to transfer to the Company the number of shares having a fair market value equal to the then outstanding principal amount of the Note on the date of such default. If the fair market value of the shares on such date is lower than the then outstanding principal amount of the Note, then transfer of all the shares of the Purchaser to the Company will constitute full and final settlement and complete discharge of the Purchaser from any liability to the Company or any third parties

         14. Purchaser agrees that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, it will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. Purchaser further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any mail box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at such party's address hereinafter shown below such party's signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

         16. This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser, its heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Forfeiture Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.





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



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the _____ day of ____________________, 19___.


                                        deCODE genetics, Inc.


                                        By:_____________________________________
                                           Kari Stefansson, President

                                        Address: Lynghalsi 1
                                                 IS-110 Reykjavik, Iceland


                                        ________________________________________
                                               (signature)

                                        ________________________________________
                                              (print name)
                           Address:     ________________________________________
                                        ________________________________________
                                        ________________________________________



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



ATTACHMENTS:

Exhibit A                  Nonrecourse Promissory Note
Exhibit B                  Pledge Agreement
Exhibit C                  Stock Powers
Exhibit D                  Voting Agreement
Exhibit E                  Vesting Schedule
Exhibit F                  Joint Escrow Instructions





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



                                    EXHIBIT A

                           NONRECOURSE PROMISSORY NOTE

                                                              Reykjavik, Iceland

$_______________                                         ____________,__________


         FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of deCODE genetics, Inc., a Delaware corporation (the "Company"), at the Company's principal office or at such other place as the holder hereof may designate in writing, on __________________________, in lawful money of the United States of America and in immediately available funds, the total price of __________________________ Dollars ($______________), together with interest, compounded annually, from the date hereof on the unpaid principal at the rate of 6% per annum.

         This Note may not be prepaid.

         The full amount of this Note is secured by a pledge of shares of Common Stock of the Company, and is subject to all of the terms and provisions of the Early Exercise Stock Purchase Agreement and the Pledge Agreement, each of even date herewith between the undersigned and the Company. The Company's recovery against the undersigned for failure to pay any amount owing hereunder when due shall be limited solely to the shares of Common Stock or other collateral of the undersigned pledged to the Company in the Pledge Agreement. The undersigned shall not be liable or have any personal liability in any other respect for the payment of any amount due under this Note.

         The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

         The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

         This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of Delaware, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

                                            ____________________________________
                                                    (signature)

                                            ____________________________________
                                                   (print name)

                                    EXHIBIT B

                                PLEDGE AGREEMENT


         1. As collateral security for the payment of that certain $___________ Nonrecourse Promissory Note issued this date to deCODE genetics, Inc. ("Pledgee") by the undersigned (hereinafter called "indebtedness"), the undersigned hereby assigns, transfers to and pledges with the Pledgee the securities listed on Schedule 1 hereto which were this day delivered to be deposited with Pledgee, together with any stock rights, rights to subscribe, dividends paid in cash or other property in connection with the complete or partial liquidation of Pledgee, stock dividends, dividends paid in stock, new securities or other property to which the undersigned is or may hereafter become entitled to receive on account of such property, and in the event that the undersigned receives any such, the undersigned will immediately deliver it to Pledgee to be held by Pledgee hereunder in the same manner as the property originally pledged hereunder. All property assigned, transferred to and pledged with Pledgee under this paragraph or any other provision of this Pledge Agreement is hereinafter called "collateral."

         2. At any time, without notice, and at the expense of the undersigned, Pledgee in its name or in the name of its nominee or of the undersigned may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of said collateral; (2) enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any way relating to or affecting the collateral, and in connection therewith may deposit or surrender control of such collateral thereunder, accept other property in exchange for such collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (3) insure, process and preserve the collateral; (4) cause the collateral to be transferred to its name or to the name of its nominee; (5) exercise as to such collateral all the rights, powers, and remedies of an owner, except that so long as the indebtedness is not in default the undersigned shall retain all voting rights as to the collateral.

         3. The undersigned agrees to pay prior to delinquency all taxes, charges, liens and assessments against the collateral, and upon the failure of the undersigned to do so Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

         4. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Pledgee in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and Pledgee shall have recourse solely against the collateral for payment of same.

         5. The happening of any of the following events shall constitute an event of default under this Pledge Agreement: (1) failure to keep or perform any of the terms or provisions of this Pledge Agreement; (2) default in the payment of principal or interest related to the indebtedness when due; (3) the levy of any attachment, execution or other process against the collateral; or (4) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, or filing of any petition in bankruptcy or for relief under the provisions of any applicable law relating to insolvency or bankruptcy, of, by, or against the undersigned.

         6. Upon the happening of any of the events of default specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the collateral exists, then, Pledgee and the undersigned hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and the undersigned or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by the undersigned within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all collateral so sold and hold the same thereafter in its own right free from any claim of the undersigned or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

         7. The proceeds of the sale of any of the collateral and all sums received or collected by Pledgee from or on account of such collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part thereof, all in such order and manner as Pledgee in its discretion may determine. For purposes of this Pledge Agreement, collateral in the form of cash shall be treated as if it were the proceeds of the sale of collateral.) The Pledgee's receipt of such proceeds shall be considered a complete payment of the Note and the undersigned shall thereafter be discharged from any further liability thereunder. Pledgee shall pay any balance to the undersigned.

         8. Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Pledgee as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the indebtedness secured hereunder.

         9. Pledgee may at any time deliver the collateral or any part thereof to the undersigned and the receipt of the undersigned shall be a complete and full acquittance for the collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

         10. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred Pledgee shall retain all rights and powers hereby given.

         11. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of the undersigned may have ceased. The undersigned will be deemed to have repaid the indebtedness in full as provided in Section 7.

         12. Pledgee agrees that so long as the indebtedness is not in default, the collateral held hereunder shall be released from pledge as the indebtedness is paid or if substitute collateral acceptable to the Pledgee is deposited with the Pledgee. The amount of the collateral to be released shall be determined by the Pledgee in light of the amount of collateral which it determines to be necessary to secure the outstanding indebtedness. Release from this pledge, however, shall not result in release from the provisions of those certain Joint Escrow Instructions, if any, of even date herewith among the parties to this Pledge Agreement and the Escrow Agent named therein, or from the Purchase Option granted by the undersigned set forth in the Early Exercise Stock Purchase Agreement, if any, between the parties to this Pledge Agreement.

         13. The rights, powers and remedies given to Pledgee by this Pledge Agreement shall be Pledgee's sole rights, powers and remedies for the undersigned's failure to pay any indebtedness secured by this agreement. Pledgee may exercise its lien or right of setoff with respect to the indebtedness in the same manner as if the indebtedness were unsecured. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee. The undersigned will be deemed to have repaid the indebtedness in full as provided in Section 7.

Dated: ____________________

deCODE genetics, Inc.                       ____________________________________
                                                 (signature)

By:_________________________________        ____________________________________
     Kari Stefansson, President                 (print name)

                                   SCHEDULE 1
                                       TO
                                PLEDGE AGREEMENT


____________________________ shares of common stock of deCODE genetics, Inc., a Delaware corporation, represented by share certificate number, dated _______________, 19___.

                                    EXHIBIT C

                                   STOCK POWER


FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers unto __________________________________
________________________ Shares of the common stock of deCODE genetics, Inc. standing in my name on the books of said Corporation represented by Certificates(s) No(s)___________________________________________ and does hereby irrevocably constitute and appoint ____________________________________ attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated______________________

                                    ____________________________________________
                                    (This signature must be identical to the
                                     name as written on the face of the
                                     certificate)

                                    EXHIBIT D

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement"), dated as of February 2, 1998, by and among Kari Stefansson and Jeffrey Gulcher (collectively, the "Investor Founders"), deCODE genetics, Inc., a Delaware, USA corporation (the "Company"), and the holders of shares of Common Stock, par value $0.001 per share ("Common Stock"), of the Company with respect only to such shares of Common Stock held by them as of the date of this Agreement or shares hereafter acquired by them other than by conversion of Preferred Stock of the Company into Common Stock (such holders, the "Common Stockholders"). The Investor Founders and the Common Shareholders are collectively referred to as the "Investors" and each individually as an "Investor."

                             PRELIMINARY STATEMENTS

         A. Pursuant to the certain Series C Preferred Stock and Warrant Purchase Agreement, dated as of February 1, 1998 (the "Stock Purchase Agreement"), Roche Finance Ltd ("Roche") has agreed to purchase a certain number of shares of the Series C Preferred Stock of the Company, as well as Warrants to purchase shares of Series C Preferred Stock of the Company.

         B. A condition to the execution of the Stock Purchase Agreement by Roche is the execution and delivery by the Investor Founders and the Common Stockholders of this Agreement relating to, among other things, the election of members to the Company's Board of Directors (the "Board of Directors").

         NOW, THEREFORE, in consideration of the foregoing statements and the mutual covenants and agreements of the parties contained in this Agreement, the parties hereto agree as follows:

1.       ALL VOTING OF COMMON STOCKHOLDERS.

         1.1 General. At any time at which the holders of Common Stock will have the right to vote on any matter pursuant to the Certificate of Incorporation or the Bylaws of the Company, as in effect from time to time, or applicable law, including without limitation, with respect to the election of directors of the Company, each of the Common Stockholders will vote all shares of Common Stock owned or hereafter acquired by such Common Stockholder, as follows:

                  (a) In favor of any action in favor of which the holders of a majority of the shares owned by the Investor Founders (the "Founders Shares") have voted, and against any action against which the holders of a majority of the Founders Shares have voted;

                  (b) Specifically with respect to the election of directors:

                           (i)      at each annual or special  meeting of
Stockholders (or by written consent in lieu of a meeting of Stockholders), to cause and maintain the election to the Board of Directors of the individuals nominated by the holders of a majority of the Founders Shares;

                           (ii)     in favor of removal of a director  elected
by the holders of the Common Stock only if the holders of a majority of the Founders Shares vote the majority of such shares in favor of such removal, and in such case, in favor of such removal;

                           (iii)    for  filling  any  vacancy  in the  office
of a director to be elected by the holders of the Common Stock with another individual nominated by the holders of a majority of the Founders Shares.

         1.2 Termination of Voting Agreement. The voting obligations imposed by this Voting Agreement shall terminate upon the effective date of a registration statement pertaining to the initial public offering of the Common Stock.


2.       FUTURE ISSUANCE OF COMMON STOCK.

         2.1 The company shall require any person to whom or which any shares of Common Stock are to be issued after the date hereof, other than upon conversion of Preferred Stock of the Company into Common Stock, as a condition to the issuance of such shares, to agree to become a party to this Agreement as a "Common Stockholder" with respect to such shares of Common Stock.


3.       MISCELLANEOUS.

         3.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, USA as applied to agreements among Delaware, USA residents entered into and to be performed entirely within Delaware, USA.

         3.2 Severability. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         3.3 Amendment and Waiver. Except as otherwise expressly provided, neither this Agreement nor any provision herein may be amended or waived except by the written consent of the Company, holders of a majority of the Founders Shares, and holders of a majority of the Common Stockholders.

         3.4 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         3.5 Counterparts. This Agreement may be executed in any number of counterparts each of which shall be an original, but all of which together shall constitute one instrument.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement, or have caused this Voting Agreement to be executed by its duly authorized officer, as of the date first above written.


                                           deCODE genetics, Inc.


                                           By:__________________________________
                                           Name: Kari Stefansson
                                           Title: President

Dated:_____________________                 ____________________________________
                                                  (signature)


                                            ____________________________________
                                                  (print name)

                                            Address:

                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                                    EXHIBIT E

                                VESTING SCHEDULE


         The Forfeiture Option shall be in effect with respect to all of the shares of Stock on the date of the Purchaser's execution of the Early Exercise Stock Purchase Agreement and shall expire:

         (a)      As to 25% of the shares of Stock, on ____________________; and

         (b) thereafter, as to 1/48 of such shares on the last day of each month.

                                    EXHIBIT F

                            JOINT ESCROW INSTRUCTIONS




Secretary
deCODE genetics, Inc.
Lynghalsi 1
IS-110 Reykjavik, Iceland

Dear Sir/Madam:

         As Escrow Agent for both deCODE genetics, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement (the "Agreement"), of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit F, in accordance with the following instructions:

         1. In the event the Company or an assignee shall elect to exercise the Forfeiture Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be forfeited, the amount to be returned to Purchaser by the Company (the "Forfeture Price"), and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed: (a) to date any stock powers necessary for the transfer in question; (b) to fill in the number of shares being transferred; and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the Forfeiture Price of the number of shares of stock being purchased pursuant to the exercise of the Forfeiture Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his/her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow shall terminate upon expiration or exercise in full of the Forfeiture Option, whichever occurs first.

          5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

         6. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or Company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or Company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

         12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in any mail box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto:

                  Company:          deCODE genetics, Inc.
                                    Lynghalsi 1
                                    IS-110 Reykjavik, Iceland

                  Purchaser:        ___________________________
                                    ___________________________
                                    ___________________________
                                    ___________________________

                  Escrow Agent:     Secretary
                                    deCODE genetics, Inc.
                                    Lynghalsi 1
                                    IS-110 Reykjavik, Iceland

         15. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         16. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

         18. This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of Delaware as such laws are applied by Delaware courts to contracts made and to be performed entirely in Delaware by residents of that state.

                                            Very truly yours,

                                            deCODE genetics, Inc.


                                            By___________________________
                                              Kari Stefansson
                                              President


                                              Purchaser:


                                              ___________________________
                                                     (signature)

                                             ___________________________
                                                     (print name)


Escrow Agent:


_______________________________________
Kari Stefansson
Secretary